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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 12, 2000
                                                        -----------------

                             ADMIRALTY BANCORP, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       0-24891                 65-0405207
          --------                       -------                 ----------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

                 4400 PGA Boulevard
            Palm Beach Gardens, Florida                        33410
            ---------------------------                        -----
      (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (561) 624-4701
                                                           --------------

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Item 5.  Other events.

         The Registrant issued a press release on December 12, 2000 announcing its acceptance of subscriptions in the offering of the its Class B common stock.

Item 7.  Exhibits.

         The following exhibit is filed with this Current Report on Form 8-K.

         Exhibit No.       Description
         -----------       -----------
             99            Press release announcing the Registrant's acceptance
                           of subscriptions in the offering of its Class B common stock.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Admiralty Bancorp, Inc., has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          ADMIRALTY BANCORP, INC.
                                          --------------------------------------
                                                        (Registrant)


Dated: December 15, 2000               By: /s/ WARD KELLOGG
                                          --------------------------------------
                                           WARD KELLOGG
                                           President and Chief Executive Officer

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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K

Exhibit No.       Description                                           Page No.
-----------       -----------                                           --------
    99            Press release dated December 12, 2000                    5

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